UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 23, 2013

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8270 Greensboro Drive, Suite 500
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On October 23, 2013, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended September 30, 2013.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 8.01                                           Other Events.

On October 23, 2013, Cardinal’s Board of Directors declared a cash dividend of $0.06 for each share of its common stock outstanding. The dividend is payable on November 22, 2013 to shareholders of record on November 7, 2013. Based on the current number of shares outstanding, the aggregate payment will be approximately $1,817,000.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: October 24, 2013	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 23, 2013.